Fees Summary	Dec. 31, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	373,328.96
Total Transaction Valuation	2,438,464,787.5
Total Offset Amount	0
Net Fee	$ 373,328.96